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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            ______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            ______________________

       Date of report (Date of earliest event reported):  June 21, 2000

                            ______________________


                          DIGITAL INSIGHT CORPORATION
            (Exact name of Registrant as specified in its charter)

                       Commission File Number:  0-27459

                Delaware                                      77-0493142
    (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                       Identification No.)


                26025 Mureau Road, Calabasas, California 91302
         (Address of principal executive offices, including zip code)

                                (818) 871-0000
             (Registrant's telephone number, including area code)



       _________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 21, 2000, Digital Insight completed its acquisition of all of the outstanding shares of 1View Network Corporation, a company based in San Francisco that provides electronic information aggregation and electronic bill presentment and payment solutions for the financial services market. In the acquisition Digital Insight paid $5 million in cash and issued 1.1 million in shares -- in the form of 807,425 shares of Digital Insight's common stock and 292,559 shares underlying options to purchase Digital Insight's common stock -- in exchange for all of the outstanding shares and options of 1View Network. If 1View Network does not meet certain performance objectives by September 30, 2000, the former majority shareholder of 1View Network has agreed to return to Digital Insight $3 million in cash and 178,112 shares of Digital Insight's common stock.

     The acquisition was consummated by means of a reverse-triangular merger. Calabasas Acquisition Corp., a wholly-owned subsidiary of Digital Insight, merged with and into 1View Network, with 1View Network as the surviving corporation in the merger. Each outstanding share of common stock of Calabasas Acquisition Corp. was converted into one share of common stock of 1View Network. 1View Network, the surviving corporation, thus became a wholly-owned subsidiary of Digital Insight.

     The purchase price was determined through arms-length negotiations between Digital Insight and 1View Network, taking into account the value of companies comparable to 1View Network. Both Digital Insight and 1View Network engaged financial advisors to assist them in determining a fair and reasonable price for the acquisition.

     The funds used by Digital Insight to pay the cash portion of the purchase price came from Digital Insight's working capital. The assets acquired by Digital Insight include a lease of office space in San Francisco, California. Digital Insight intends to continue occupying this office space.

     The acquisition is to be accounted for using the purchase method of accounting.

     The Agreement and Plan of Merger, listed as Exhibit 2.1 to this Current Report on Form 8-K, is incorporated herein by reference to Digital Insight's Current Report on Form 8-K filed with the SEC on April 14, 2000. The foregoing description of the Agreement and Plan of Merger is qualified in its entirety by reference to the Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired.

     The financial statements of 1View Network are not included with this Current Report on Form 8-K. Such financial statements will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than September 4, 2000.

(b)  Pro Forma Financial Information.

     Pro forma financial information is not included with this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than September 4, 2000.
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(c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated as of April 8, 2000, by and among Digital Insight Corporation, Calabasas Acquisition Corp. and 1View Network Corporation (incorporated herein by reference to the Registrant's Current Report on Form 8-K filed with the SEC on April 14, 2000).

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 5, 2000               DIGITAL INSIGHT CORPORATION

                                  By:           /s/ Kevin McDonnell
                                      ----------------------------------------
                                      Kevin McDonnell
                                      Senior Vice President, Finance &
                                      Administration, Chief Financial
                                      Officer and Secretary